UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2018

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 23, 2018, Vitamin Shoppe, Inc. (the “Company”) announced that Sharon M. Leite will join the Company as Chief Executive Officer, effective August 27, 2018. Ms. Leite will also become a member of the Board of Directors (the “Board”).

Ms. Leite, 55, was the President of Godiva Chocolatier in North America since October 2017. She led the entire business across all channels, including, stores, e-Commerce and wholesale. Prior to joining Godiva, Ms. Leite was the President of Sally Beauty, US and Canada (“SBH”), an international specialty retailer and distributor of professional beauty products, with over 3,000 stores. Prior to joining SBH in February 2016, Ms. Leite was the Executive Vice President of Sales, Customer Experience, & Real Estate at Pier 1 Imports which she joined in 2007. In addition, Ms. Leite has held various executive leadership roles at Bath and Body Works (L Brands) as well as various sales and operations positions with other prominent retailers including Gap, Inc. and The Walt Disney Company. She has been a director of Tandy Leather Factory, Inc. since June 2017. She is a founding member of the Store Operations Council. She serves on the board of The Retail Analytics Council.

Ms. Leite will be entitled to receive: (i) an annual base salary of $700,000; (ii) a cash signing bonus of $425,000 (subject to repayment if she voluntarily resigns or her employment is terminated for Cause (as defined in her employment agreement), in each cash, within two years of her start date); (iii) a target annual bonus opportunity equal to 100% of her base salary; (iv) annual equity incentive grants, with an equity grant in 2019 in the amount of $1,000,000 at the date of grant (additional terms, including the form of award, to be determined by the Board); and (v) an initial equity grant of performance stock units (“PSUs”) having an aggregate grant date value equal to $1,000,000 (with maximum performance resulting in 150% settlement of such award in shares of the Company’s common stock), vesting 50% based on the Company’s achievement of revenue targets and 50% based on the Company’s achievement of adjusted EBITDA targets over calendar years 2019, 2020, 2021, in each case, generally subject to Ms. Leite’s continued employment with the Company through the end of the three-year performance period (the “Inducement Award”).

In the event of a Change in Control (as defined in the Vitamin Shoppe 2018 Long-Term Incentive Plan (the “LTIP”)), the PSUs will be converted into a number of restricted stock units (“Converted RSUs”) equal to the target number of PSUs granted, and the Converted RSUs will be subject to cliff vesting such that if Ms. Leite remains employed through the end of fiscal year 2021 (“Cliff Vesting Date”), the Converted RSUs will vest. Notwithstanding the foregoing, the Converted RSUs will accelerate vesting 100% (i) if the Converted RSUs are not assumed by an acquirer in a Change in Control or (ii) an acquirer does assume the Converted RSUs and prior to the earlier of (A) the second anniversary of the Change in Control or (B) the Cliff Vesting Date, Ms. Leite experiences a “Good Reason” termination (as defined in the Inducement Award); provided that if the Good Reason termination occurs on or following the second anniversary of the Change in Control but prior to the Cliff Vesting Date, a pro rata portion of the Converted RSUs will immediately vest base on the number of days that Ms. Leite is employed during the performance period.

The Inducement Award shall be granted under the terms of the Company’s form of performance stock unit award agreement, a form of which is attached hereto as Exhibit 10.2. The Inducement Award generally incorporates the terms of the LTIP, provided that as a technical matter, the Inducement Award will be granted in reliance on the employment inducement exemption under NYSE 303A.08 and, therefore, will not be technically settled in shares from the reserve pool set forth in the LTIP.

If Ms. Leite’s employment is terminated without “Cause” by the Company or Ms. Leite terminates her employment following an “Adverse Change in Status” (as each such term is defined in the Company’s Executive Severance Pay Policy (“ESPP”)), she will be entitled to severance pay as provided in the ESPP.

The foregoing summary of the terms of Ms. Leite’s employment does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, dated as of July 17, 2018, by and between Sharon M. Leite, the Company, and Vitamin Shoppe Industries Inc. attached as Exhibit 10.1 hereto.

ITEM 7.01	Regulation FD Disclosure.

On July 23, 2018, the Company issued a press release announcing Ms. Leite’s appointment. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

NOTE: The information furnished under Item 7.01 (Regulation FD Disclosure) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

10.1	Employment Agreement, dated as of July 17, 2018, by and between Sharon M. Leite, the Company, and Vitamin Shoppe Industries Inc.

10.2	Form of Performance Stock Unit Award Agreement.

10.3	Relocation and Repayment Agreement, dated as of July 17, 2018, by and between Sharon Leite, the Company and Vitamin Shoppe Industries Inc.

99.1	Press Release of the Company announcing Ms. Leite’s appointment as Chief Executive Officer dated as of July 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: July 23, 2018	By:	/s/ David M. Kastin
		Name:	David M. Kastin
		Title:	Senior Vice President, General Counsel and Corporate Secretary